                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2001


                              LACLEDE GAS COMPANY
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Missouri                   1-1822               43-0368139
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission           (IRS Employer
         of incorporation)       File Number)          Identification No.)

    720 Olive Street             St. Louis, Missouri                63101
--------------------------------------------------------------------------------
  (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code (314) 342-0500
                                                        ------------

                                     NONE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.    Other Events.

      On June 21, 2001, Laclede Gas Company (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $50,000,000 principal amount of its First Mortgage Bonds, 6 5/8% Series due June 15, 2016 (the "Bonds"). The Bonds were registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the shelf registration statement of the Company (Registration Statement No. 333-40362).

      Pursuant to Rule 411 of Regulation C under the Securities Act, the Company does hereby incorporate by reference (a) the consolidated financial statements of Ambac Assurance Corporation ("Ambac Assurance") and Subsidiaries as of December 31, 2000 and December 31, 1999 and for each of the three years in the period ended December 31, 2000 (the "Audited Financial Statements"), included in the Current Report on Form 8-K of Ambac Financial Group, Inc. ("Ambac Financial")(which was filed with the Securities and Exchange Commission on March 19, 2001), and (b) the consolidated unaudited financial statements of Ambac Assurance and Subsidiaries as of March 31, 2001 and for the periods ended March 31, 2001 and 2000, included in the Quarterly Report on Form 10-Q of Ambac Financial for the quarterly period ended March 31, 2001 (which was filed with the SEC on May 15, 2001) into (i) this Current Report on Form 8-K; (ii) the Company's Registration Statement on Form S-3 (Registration Statement No. 333-40362) and (iii) the prospectus supplement dated June 21, 2001 relating to the Bonds filed pursuant to Rule 424(b) under the Securities Act (the "Prospectus Supplement").

      In connection with such incorporation by reference, the Company is hereby filing the consent of KPMG LLP, independent accountants for Ambac Assurance, insurer of the Bonds, to the incorporation by reference of its report dated January 22, 2001 on the Audited Financial Statements and to the use of its name in the Prospectus Supplement. The consent of KPMG LLP is filed herewith as
Exhibit 23.01.

Item 7.    Exhibits.

      Reference is made to the information contained in the Index to Exhibits filed as part of this Form 8-K.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           LACLEDE GAS COMPANY
                                           (Registrant)



                                           By: /s/ Gerald T. McNeive, Jr.
                                               --------------------------
                                               Gerald T. McNeive, Jr.
                                               Senior Vice President-Finance
                                               and General Counsel


June 21, 2001

                               Index to Exhibits


Exhibit No.
_________

 23.01    Consent of KPMG LLP.